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                               Janus Equity Funds

                         Supplement dated May 10, 2000
                     to Prospectus dated January 31, 2000,
                         as supplemented March 16, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31, 2000, AS SUPPLEMENTED MARCH 16, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Janus Olympus Fund, Janus Global Life Sciences Fund and Janus Worldwide Fund (individually, the "Fund" and collectively, the "Funds") are closed to new investors effective May 10, 2000. Purchases into new accounts will be accepted only through the close of business on May 9, 2000. After May 9, 2000, purchases into new accounts generally will no longer be accepted.

After May 9, 2000, the following may continue to make additional purchases and to reinvest dividends and capital gains into existing accounts:

a. Current shareholders of the Funds (additionally, current shareholders of the Funds may open new accounts in any Fund in which they currently own shares);

b. For Janus Global Life Sciences Fund and Janus Worldwide Fund, discretionary investment advisers that invest through existing accounts at a financial institution; however, after the close of business on May 9, 2000, no investments in Janus Global Life Sciences Fund and Janus Worldwide Fund will be accepted for any new accounts even if they will be established through an existing relationship with a discretionary investment adviser;

c. For Janus Olympus Fund, discretionary investment advisers that invest through existing accounts at a financial institution (additionally, discretionary investment advisers that have existing accounts in the Fund may establish new accounts in the Fund);

d. For Janus Global Life Sciences Fund and Janus Worldwide Fund, participants in qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing omnibus accounts at a financial institution; and

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e. For Janus Olympus Fund, financial institutions that currently have a contractual agreement with Janus to offer the Fund to qualified defined contribution retirement plans and their participants (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans.

Once an account is closed, additional investments may not be accepted.

Investors who do not have open accounts in a Fund as of the close of business on May 9, 2000 will not be allowed to purchase shares of a Fund, except that:

a. Employees of Janus Capital Corporation or its subsidiaries may open new accounts directly with Janus; and

b. For Janus Global Life Sciences Fund and Janus Worldwide Fund, certain defined contribution plans that have selected Janus as part of their investment program, but have not established an account, may open new accounts in a Fund as long as their account is funded with Janus by January 31, 2001.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial institutions. Investors may be required to demonstrate eligibility to purchase shares of a Fund before an investment is accepted. A Fund may resume sales of shares to new investors at some future date, but there is no present intention to do so.

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